SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549

                                    FORM 8-K

                                   CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             -------------------------------------------------------

                       Date of report: November 16, 2005
                         -------------------------------
                       (Date of earliest event report)


                               CALA CORPORATION
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               (Exact name of Registrant as specified in its charter)


              OKLAHOMA                   01-15109       73-1251800
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           (State or other jurisdiction (Commission   (I.R.S. Employer
            of incorporation)           File Number)    Identification No.)


                             1314 Texas Ave Suite 410
                               Houston, Texas 77002
                                  (713) 302-8689
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            (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)

                                ------------------------

                                    Joseph Cala
                             1314 Texas Ave Suite 410
                               Houston, Texas 77002
                                  (713) 302-8689
               ---------------------------------------------------------
                (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)





























1. The Company, Cala Corporation, purchased commercial/office property located at 13 Main Street, Titusville, Florida for the amount of $750,000.00
Seven Hundred Fifty Thousand.

2. The company paid 20% of the purchase price in cash and financed the balance at 8% over a 20 year period.

3. The building is approximately 10,000 square feet and it is in good condition.

4. The building is fully leased and the monthly revenues will be used to pay the mortgage.

5. The company plans to move its headquarters on site in order to have the entire operation under one roof.

6.  The escrow will close on January 3, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 22, 2005                   Cala Corporation


                                       ---/s/Joseph Cala-------
                                          By: Joseph Cala
                                     Chairman and Chief Executive Officer





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